UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2023

Texas Pacific Land Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39804	75-0279735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1700 Pacific Avenue, Suite 2900, Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	TPL	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2023, at 10:30 a.m. Central time, Texas Pacific Land Corporation (the "Company") reconvened its 2022 annual meeting of stockholders (the “2022 Annual Meeting”), which was initially convened on November 16, 2022.

The 2022 Annual Meeting had been adjourned solely with respect to Proposal 4, a proposal to approve an amendment to the Company’s Certificate of Incorporation increasing the authorized shares of common stock from 7,756,156 shares to 46,536,936 shares, (“Proposal 4”) in order to provide the Company with time to resolve its disagreement with Horizon Kinetics LLC, Horizon Kinetics Asset Management LLC, SoftVest Advisors LLC, and SoftVest, L.P. (the “Investor Group”) over their voting commitments pursuant to their stockholders’ agreement with the Company, which is the subject of the previously disclosed action entitled Texas Pacific Land Corp. v. Horizon Kinetics LLC, No. 2022-1066-JTL (Del. Ch.) (the “Delaware Action”).

Each stockholder of record is entitled to one vote per share of common stock. As of the close of business on September 22, 2022, the record date for the 2022 Annual Meeting, there were 7,710,932 issued and outstanding shares of common stock.

Set forth below are the voting results on Proposal 4, as provided by the Inspector of Election:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Proposal to approve an amendment to the Company’s Certificate of Incorporation increasing the authorized shares of common stock from 7,756,156 shares to 46,536,936 shares.	2,518,781	4,158,907	34,090	0

As of the date of the reconvened 2022 Annual Meeting, the Investor Group has maintained their votes against Proposal 4. If the Investor Group had voted their 1,587,902 shares in support of Proposal 4, as the Company believes they are required to do pursuant to the voting commitments in their stockholders’ agreement with the Company, the proposal would have been approved. The outcome of the Delaware Action may change the aforementioned voting results.

Set forth on Exhibit 99.1 attached hereto, are the vote tallies for Proposal 4, as provided by the Company’s proxy solicitor, as of the beginning of each business day following the initial adjournment of the 2022 Annual Meeting on November 16, 2022.

No other matters were properly presented for consideration or stockholder action at the reconvened 2022 Annual Meeting.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Vote Tallies for Proposal 4
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND CORPORATION

Date: May 18, 2023	By:	/s/ Micheal W. Dobbs
Micheal W. Dobbs
SVP, General Counsel and Secretary